EXHIBIT 99.1

NORTHERN STATES FINANCIAL CORPORATION

For further information contact:
            Scott M. Yelvington, President and CEO
            Northern States Financial Corporation
847-244-6000

FOR IMMEDIATE RELEASE

Northern States Financial Corporation to Deregister Common Stock with the SEC

Waukegan, IL, March 28, 2013 – Northern States Financial Corporation (OTC Markets: NSFC) (the “Company”) announced today that on March 28, 2013, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.  The Company is eligible to file Form 15 because its common stock is currently held of record by less than 1,200 persons.  The Company expects the deregistration to become effective within 90 days of filing with the SEC.  Upon the filing of the Form 15, the Company’s obligation to file reports with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K, is immediately suspended.

Scott M. Yelvington, President and CEO of Northern States Financial Corporation, stated, “The Company’s decision to deregister and “go dark” was driven by our goal to reduce current and future expenses.  We expect that it will result in substantial cost savings to the Company as a result of the elimination of SEC reporting requirements as well as other public reporting company-related expenses, such as increased auditing fees and fees related to compliance with the Sarbanes-Oxley Act.  The Company will continue to provide quarterly and annual financial reports to the FDIC and the Federal Reserve Bank of Chicago, as required, and to meet all applicable auditing standards as a regulated financial institution.”

Following the deregistration, the Company’s common stock will continue to be eligible for quotation on the OTC Markets.  While there can be no assurance that any broker will make a market in the Company’s common stock or that a trading market will be maintained, currently Raymond James has agreed to remain a market maker in the Company’s common stock.

About Northern States Financial Corporation

Northern States Financial Corporation is the holding company for NorStates Bank, a state chartered bank headquartered in Waukegan, Illinois, originally founded in 1919.  At December 31, 2012, the Company had total assets of $413 million, deposits of $359 million and total stockholders’ equity of $16 million.

Forward-looking Statements

Statements contained in this press release that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to the Company’s ability to timely and effectively implement its deregistration; adverse effects on share price and liquidity prior to and following the Company’s deregistration; the Company’s ability to realize anticipated cost savings from its deregistration; as well as more general business and financial risks, including the risks detailed from time to time in the Company’s filings with the SEC.  Any of the forward-looking statements made in this press release and in the other public statements the Company makes may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, the Company’s actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.